SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A-1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): June 25, 1999


HOLMES MICROSYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)


TEXAS                           000-18257                  91-1939829
(State or Other Jurisdiction   (Commission                (IRS Employer
of Incorporation)               File Number)               Identification No.)


57 West 200 South, Suite 310, Salt Lake City, Utah     84101
(Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code:  (801) 269-9500

Item 1.  Changes in Control of Registrant

(b) On June 25, 1999, the Company entered into a letter of intent with Rascals Enterprises, Inc., a Delaware corporation ("Rascals"). On July 14, 1999, the letter of intent was abandoned and the Company does not intend to proceed with the proposed transaction. However, the Company does intend to proceed with the other items set forth in the original Form 8-K filed for such event.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HOLMES MICROSYSTEMS, INC.

Date: July 14, 1999                    /s/ Kip Eardley, President